POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint John C. Rogers and M. Ryan Kirkham, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation (for the registration of certain of the common shares of the Corporation for offering and sale pursuant to the Peoples Bancorp Inc. Dividend Reinvestment and Stock Purchase Plan) filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of April, 2016.

/s/ Charles W. Sulerzyski
Charles W. Sulerzyski

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski and M. Ryan Kirkham, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation (for the registration of certain of the common shares of the Corporation for offering and sale pursuant to the Peoples Bancorp Inc. Dividend Reinvestment and Stock Purchase Plan) filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of April, 2016.

/s/ John C. Rogers
John C. Rogers

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, her true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities, and to execute any and all instruments, in her name and on her behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation (for the registration of certain of the common shares of the Corporation for offering and sale pursuant to the Peoples Bancorp Inc. Dividend Reinvestment and Stock Purchase Plan) filed herewith, including specifically but without limitation, power and authority to execute, in her name and on her behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of April, 2016.

/s/Tara M. Abraham
Tara M. Abraham

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation (for the registration of certain of the common shares of the Corporation for offering and sale pursuant to the Peoples Bancorp Inc. Dividend Reinvestment and Stock Purchase Plan) filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of April, 2016.

/s/ Carl L. Baker, Jr.
Carl L. Baker, Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation (for the registration of certain of the common shares of the Corporation for offering and sale pursuant to the Peoples Bancorp Inc. Dividend Reinvestment and Stock Purchase Plan) filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of April, 2016.

/s/ S. Craig Beam
S. Craig Beam

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation (for the registration of certain of the common shares of the Corporation for offering and sale pursuant to the Peoples Bancorp Inc. Dividend Reinvestment and Stock Purchase Plan) filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of April, 2016.

/s/ George W. Broughton
George W. Broughton

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation (for the registration of certain of the common shares of the Corporation for offering and sale pursuant to the Peoples Bancorp Inc. Dividend Reinvestment and Stock Purchase Plan) filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of April, 2016.

/s/ David F. Dierker
David F. Dierker

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation (for the registration of certain of the common shares of the Corporation for offering and sale pursuant to the Peoples Bancorp Inc. Dividend Reinvestment and Stock Purchase Plan) filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of April, 2016.

/s/ James S. Huggins
James S. Huggins

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, her true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities, and to execute any and all instruments, in her name and on her behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation (for the registration of certain of the common shares of the Corporation for offering and sale pursuant to the Peoples Bancorp Inc. Dividend Reinvestment and Stock Purchase Plan) filed herewith, including specifically but without limitation, power and authority to execute, in her name and on her behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of April, 2016.

/s/ Brooke W. James
Brooke W. James

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, her true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities, and to execute any and all instruments, in her name and on her behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation (for the registration of certain of the common shares of the Corporation for offering and sale pursuant to the Peoples Bancorp Inc. Dividend Reinvestment and Stock Purchase Plan) filed herewith, including specifically but without limitation, power and authority to execute, in her name and on her behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of April, 2016.

/s/ Brenda F. Jones, M.D.
Brenda F. Jones, M.D.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation (for the registration of certain of the common shares of the Corporation for offering and sale pursuant to the Peoples Bancorp Inc. Dividend Reinvestment and Stock Purchase Plan) filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of April, 2016.

/s/ David L. Mead
David L. Mead

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, her true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities, and to execute any and all instruments, in her name and on her behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation (for the registration of certain of the common shares of the Corporation for offering and sale pursuant to the Peoples Bancorp Inc. Dividend Reinvestment and Stock Purchase Plan) filed herewith, including specifically but without limitation, power and authority to execute, in her name and on her behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of May, 2016.

/s/ Susan D. Rector
Susan D. Rector

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation (for the registration of certain of the common shares of the Corporation for offering and sale pursuant to the Peoples Bancorp Inc. Dividend Reinvestment and Stock Purchase Plan) filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of May, 2016.

/s/ Thomas J. Wolf
Thomas J. Wolf